UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest): February 22, 2021

Commission File Number: 000-53170

GLOBAL WARMING SOLUTIONS, INC.
(Exact name of registrant as specified in charter)

Oklahoma	73-1561189
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

17891 McPhail Rd., Martintown, Ontario, Canada	K0C 1S0
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number (613) 528-1681

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 5 - Corporate Governance and Management.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 15, 2021, the Board of Directors of Global Warming Solutions, Inc. appointed Mr. Michael Pollastro to serve as a Corporate Secretary, effective immediately; with all rights and privileges to enact business on behalf of the Company.

Mr. Michael Pollastro be, and hereby is, authorized and directed to take all such further actions and to execute and deliver all such instruments and documents in the name and on behalf of the Corporation, and under its corporate seal or otherwise, as in their judgment shall be necessary, proper, or advisable in order to fully carry out the intent and to accomplish the purposes of the foregoing resolutions.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL WARMING SOLUTIONS, INC.

Date: February 22, 2021	By:	/s/ Vladimir Vasilenko
Vladimir Vasilenko
Chief Executive Officer

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